SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                      ------------------------------------




                        Date of Report (Date of earliest
                         event reported) October 5, 1998



                      Global Industrial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



  Delaware                           1-11160                       75-2617871
-----------------     --------------------------------     ---------------------
 (State of                  (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)



2121 San Jacinto, Suite 2500, Dallas, Texas                        75201
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 (Address of principal executive offices)                        (Zip Code)


                                 (214) 953-4500
                              --------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

         On October 5, 1998, Global Industrial Technologies, Inc., a Delaware corporation (the "Company"), amended its Rights Agreement, dated as of October 31, 1995, as amended (the "Rights Agreement"), between the Company and The Bank of New York, a New York banking corporation (the "Rights Agent"), by adoption of the Third Amendment to Rights Agreement, dated as of October 5, 1998 (the "Third Amendment"). The Rights Agreement was filed by the Company as an exhibit to Form 8-B on October 31, 1995. The capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Rights Agreement, as amended. The Third Amendment amends Section 1(a) of the Rights Agreement.

         The foregoing description is qualified in its entirety by reference to the Third Amendment which is attached as an exhibit hereto and is incorporated herein by reference.

         The Rights Agreement, the First Amendment to Rights Agreement, dated February 16, 1998 (the "First Amendment") and the Second Amendment to Rights Agreement, dated September 18, 1998 (the "Second Amendment"), which were filed October 31, 1995, March 12, 1998 and September 21, 1998, respectively, are incorporated by reference as exhibits hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

Exhibit No.    Description
-----------    -----------

   99.1 Third Amendment to Rights Agreement, dated October 5, 1998, between the Company and The Bank of New York.

   99.2 Rights Agreement, dated October 31, 1995, between the Company and The Bank of New York attached as Exhibit 4.2 to the Company's Report on Form 8-B, as filed October 31, 1995.

   99.3 First Amendment to Rights Agreement, dated February 16, 1998, attached as Exhibit No. 1 to the Company's Current Report on Form 8-A, as filed March 12, 1998.

   99.4 Second Amendment to the Rights Agreement, dated September 18, 1998, attached as Exhibit No. 1 to the Company's Current Report on Form 8-A/A, as filed September 21, 1998.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.



                                          By /s/ GRAHAM L. ADELMAN
                                             -----------------------------------
                                             Name: Graham L. Adelman
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary




Date: October 6, 1998